Exhibit 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, OCTOBER 30, 2003

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

THIRD QUARTER 2003 RESULTS

Third Quarter

Nine Months

2003

2002

2003

2002

Net Income

$ Millions

3,650

2,640

14,860

7,370

$ Per Common Share

Assuming Dilution

0.55

0.39

2.22

1.08

Earnings Excluding Merger Effects,

Discontinued Operations, Accounting

Change and Other Special Items

$ Millions

3,650

2,929

12,610

7,711

$ Per Common Share

Assuming Dilution

0.55

0.44

1.88

1.13

Revenue - $ Millions

59,841

54,098

180,786

148,295

Capital & Exploration

Expenditures - $ Millions

3,838

3,563

11,165

9,930

IRVING, TX, October 30 -- Exxon Mobil Corporation today reported third quarter results.  Net income was $3,650 million ($0.55 per share), an increase of $1,010 million from the third quarter of 2002.  Excluding merger effects, discontinued operations and special items, earnings increased $721 million from the third quarter of 2002.

Revenue for the third quarter of 2003 totaled $59,841 million compared with $54,098 million in 2002.  Capital and exploration expenditures of $3,838 million in the third quarter of 2003 were up $275 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"Third quarter earnings were the second highest ever for this quarter and increased by 38% versus last year due to significant improvement in the downstream.  Capex continued to grow consistent with our long-term investment plans.

"Compared with last year's third quarter, ExxonMobil's net income of $3,650 million was up $1,010 million.

"Upstream earnings were $2,702 million, an increase of $210 million from third quarter 2002 results excluding special items.  The increase in earnings reflected higher average crude and natural gas prices.

"Liquids volumes increased by 1% due to production from new projects in West Africa.  On an oil-equivalent basis, actual production in the third quarter was down 3% with contributions from new projects more than offset by lower European gas demand and natural field decline of both oil and gas.

"Excluding the effects of operational outages in the North Sea and West Africa and the national strike in Venezuela, total oil and natural gas producible volumes increased 1% versus the first nine months of last year.  Actual oil-equivalent production, including these impacts, was down 1%.  Plans for long-term capacity increases remain on track as reflected by higher capital spending, which for the year is up over 15%.

"Downstream earnings were $911 million, an increase of $786 million from last year's third quarter reflecting improved industry-wide conditions.

"Chemicals earnings of $230 million, were down $123 million from last year's strong third quarter due to higher worldwide feedstock costs.

"ExxonMobil's net income for the first nine months of 2003 was a record $14,860 million, more than double the first nine months of 2002, reflecting improved results in all areas of the business.

"In the third quarter, ExxonMobil continued its active investment program, spending $3,838 million on capital and exploration projects, compared with $3,563 million last year, reflecting continued growth in upstream spending.

"During the quarter, the corporation acquired 46 million shares at a gross cost of $1,664 million to offset the dilution associated with benefit plans and to reduce common stock outstanding.  The cost of shares acquired in the third quarter was $470 million higher than in the second quarter of this year."

Additional comments on earnings for the major operating segments follow:

Third Quarter 2003 vs. Third Quarter 2002

Upstream earnings were $2,702 million, up $210 million from the third quarter 2002 excluding special items, reflecting higher crude oil and natural gas realizations.

Liquids production of 2,485 kbd (thousands of barrels per day) increased 1% from 2,453 kbd in the third quarter of 2002.  Higher production from new projects in

West Africa and Canada, and reduced OPEC quota restrictions in Abu Dhabi, were partly offset by natural field decline in mature areas.

Third quarter natural gas production was 8,268 mcfd (millions of cubic feet per day) compared with 9,222 mcfd last year.  Contributions from new projects and work programs were more than offset by lower demand in Europe, natural field decline in mature areas and reduced entitlement effects.

Earnings from U.S. upstream operations were $883 million, up $241 million.  Excluding special items, non-U.S. upstream earnings of $1,819 million were $31 million lower than last year.

Downstream earnings of $911 million increased $786 million from the third quarter of last year reflecting stronger worldwide refining and marketing margins.  Petroleum product sales were 7,935 kbd, 172 kbd higher than last year's third quarter.

U.S. downstream earnings were $371 million, up $329 million.  Non-U.S. downstream earnings of $540 million were $457 million higher than last year's third quarter.

Chemicals earnings of $230 million were down $123 million from the same quarter a year ago due to weaker margins.  Prime product sales of 6,694 kt (thousands of metric tons) were up 38 kt.

Corporate and financing expenses of $193 million increased by $152 million due to higher U.S. pension costs and the absence of last year's foreign exchange gains.

During the third quarter of 2003, Exxon Mobil Corporation purchased 46 million shares of its common stock for the treasury at a gross cost of $1,664 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,652 million at the end of the second quarter of 2003 to 6,610 million at the end of the third quarter.  Purchases may be made in both the open market and through negotiated transactions.  Purchases may be increased, decreased or discontinued at any time without prior notice.

First Nine Months 2003 vs. First Nine Months 2002

Net income of $14,860 million ($2.22 per share) for the first nine months of 2003 was a record and increased $7,490 million from the first nine months of 2002.  Excluding a required accounting change, special items, merger effects and discontinued operations, earnings for the first nine months of 2003 of $12,610 million ($1.88 per share) were $4,899 million higher than 2002.  Net income for the nine months of 2003 included a $550 million positive impact for the required adoption of FAS 143 relating to accounting for asset retirement obligations.  Net income for the first nine months of 2003 also included a one-time gain of $1,700 million from the transfer of shares in Ruhrgas AG, a German gas transmission company.  Net income for the first nine months of 2002 included $175 million of after-tax merger expenses, $49 million in earnings from discontinued operations and a special charge of $215 million related to the deferred income tax effect of the 10% supplementary U.K. tax on North Sea operations.

Upstream earnings, excluding special items, of $9,533 million increased $2,722 million due to higher liquids and natural gas realizations.  Excluding the effects of operational outages in the North Sea and West Africa and the national strike in

Venezuela, total oil and natural gas producible volumes increased 1%.  Actual oil-equivalent production, including these impacts, was down 1%.

Liquids production of 2,488 kbd decreased 8 kbd from 2002.  Higher production in West Africa and Canada, and lower OPEC-driven quota constraints, were offset by natural field decline and the impact of operational problems in the North Sea and West Africa which mainly occurred in the second quarter of 2003.

Natural gas production of 9,839 mcfd decreased 203 mcfd from 2002.  Higher demand in the first half of the year in Europe and contributions from new projects and work programs were more than offset by natural field decline, reduced entitlements and operational outages in the North Sea.

Earnings from U.S. upstream operations for the first nine months of 2003 were $3,049 million, an increase of $1,282 million.  Earnings outside the U.S., excluding the effects of special items, were $6,484 million, $1,440 million higher than last year.

Downstream earnings of $2,780 million increased by $2,301 million from a weak first nine months of 2002 reflecting higher worldwide refining and marketing margins.  Petroleum product sales of 7,865 kbd compared with 7,670 kbd in the first nine months of 2002.

U.S. downstream earnings were $964 million, up $674 million.  Non-U.S. downstream earnings of $1,816 million were $1,627 million higher than last year.

Chemicals earnings of $956 million were up $202 million from the first nine months of 2002 due to improved margins and favorable foreign exchange effects.  Prime product sales of 19,954 kt were down 38 kt.

Corporate and financing expenses of $659 million increased by $326 million mainly due to higher U.S. pension costs.

During the first nine months of 2003, Exxon Mobil Corporation purchased 114 million shares of its common stock for the treasury at a gross cost of $4,049 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on October 30, 2003.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production and capacity growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry; political events or disturbances; changes in OPEC quotas; changes in technical or operating conditions or rates of natural field decline; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2002 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the third quarter press release includes both net income and earnings excluding a required accounting change, special items, merger expenses and discontinued operations.  Earnings that exclude the aforementioned items are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 26 and 27 in the 2002 Form 10-K and is also available through our website at www.exxonmobil.com.  Additional information on the required accounting change is contained on pages 34 and 35 in the 2002 Form 10-K.

ATTACHMENT I

EXXON MOBIL CORPORATION

THIRD QUARTER 2003

 (millions of dollars, except per share amounts)

Third Quarter

Nine Months

2003

2002

2003

2002

EARNINGS / EARNINGS PER SHARE

Total revenue

59,841

54,098

180,786

148,295

Total costs and other deductions

53,879

49,614

158,198

136,202

Income before income taxes

$5,962

$4,484

$22,588

$12,093

Income taxes

2,312

1,855

8,278

4,772

Income from continuing operations

$3,650

$2,629

$14,310

$7,321

Discontinued operations

 0

 11

 0

 49

Accounting change

 0

0

 550

 0

Net income (U.S. GAAP)

$3,650

$2,640

$14,860

$7,370

Net income per common share (dollars)

Income from continuing operations

0.55

0.39

2.15

1.08

Discontinued operations

0.00

0.00

0.00

0.01

Accounting change

0.00

0.00

0.08

0.00

Net income

$0.55

$0.39

$2.23

$1.09

Net income per common share

 - assuming dilution (dollars)

Income from continuing operations

0.55

0.39

2.14

1.07

Discontinued operations

0.00

0.00

0.00

0.01

Accounting change

0.00

0.00

0.08

0.00

Net income

$0.55

$0.39

$2.22

$1.08

(continued)

Note -- Prior periods amounts include reclassifications to reflect the previously announced change in segment reporting.  Earnings of divested coal and copper mining businesses are reported as discontinued operations.

ATTACHMENT I (continued)

EXXON MOBIL CORPORATION

THIRD QUARTER 2003

 (millions of dollars, except per share amounts)

Third Quarter

Nine Months

2003

2002

2003

2002

OTHER FINANCIAL DATA

Dividends on common stock

Total

$1,658

$1,552

$4,866

$4,672

Per common share

$0.25

$0.23

$0.73

$0.69

Millions of common shares outstanding

At September 30

6,610

6,729

Average

6,619

6,740

6,653

6,767

Average-assuming dilution

6,652

6,787

6,683

6,824

Shareholders' equity at September 30

$83,764

$74,690

Capital employed at September 30

$96,527

$89,432

Income and other taxes

Income taxes

2,312

1,855

8,278

4,772

Excise taxes

5,900

5,783

17,627

16,224

All other taxes

10,207

8,945

29,381

26,366

Total taxes

$18,419

$16,583

$55,286

$47,362

ExxonMobil's share of income taxes

of equity companies:

$152

$152

$662

$533

Note -- Prior periods amounts include reclassifications to reflect the previously announced change in segment reporting. Earnings of divested coal and copper mining businesses are reported as discontinued operations.

ATTACHMENT II

EXXON MOBIL CORPORATION

THIRD QUARTER 2003

FUNCTIONAL EARNINGS

(millions of dollars)

Third Quarter

Nine Months

Net Income (U.S. GAAP)

2003

2002

2003

2002

Upstream

United States

883

642

3,049

1,767

Non-U.S.

1,819

1,635

8,184

4,829

Downstream

United States

371

42

964

290

Non-U.S.

540

83

1,816

189

Chemicals

United States

25

156

169

313

Non-U.S.

205

197

787

441

Corporate and financing

 (193)

 (41)

 (659)

 (333)

Merger expenses

0

 (85)

0

 (175)

Income from continuing operations

3,650

2,629

14,310

7,321

Discontinued operations

 0

11

 0

 49

Accounting change

 0

0

 550

 0

Net income (U.S. GAAP)

$3,650

$2,640

$14,860

$7,370

Merger Effects, Discontinued Operations, Accounting Change and Other Special Items

Upstream

Non-U.S.

0

 (215)

1,700

 (215)

Merger expenses

0

 (85)

0

 (175)

Discontinued operations

0

11

0

49

Accounting change

0

0

550

0

Corporate total

$0

 ($289)

$2,250

 ($341)

Earnings Excluding Merger Effects, Discontinued Operations,

Accounting Change and Other Special Items

Upstream

United States

883

642

3,049

1,767

Non-U.S.

1,819

1,850

6,484

5,044

Downstream

United States

371

42

964

290

Non-U.S.

540

83

1,816

189

Chemicals

United States

25

156

169

313

Non-U.S.

205

197

787

441

Corporate and financing

 (193)

 (41)

 (659)

 (333)

Corporate total

$3,650

$2,929

$12,610

$7,711

Note -- Prior periods amounts include reclassifications to reflect the previously announced change in segment reporting.  Earnings of divested coal and copper mining businesses are reported as discontinued operations.

ATTACHMENT III

EXXON MOBIL CORPORATION

THIRD QUARTER 2003

Third Quarter

Nine Months

2003

2002

2003

2002

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

596

656

610

691

Canada

370

348

363

340

Europe

541

552

575

588

Asia-Pacific

240

273

237

265

Africa

456

354

423

348

Other Non-U.S.

282

270

280

264

Worldwide

2,485

2,453

2,488

2,496

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

2,124

2,374

2,284

2,412

Canada

943

1,020

927

1,036

Europe

2,711

3,065

4,172

4,018

Asia-Pacific

1,860

2,170

1,834

2,020

Other Non-U.S.

630

593

622

556

Worldwide

8,268

9,222

9,839

10,042

Oil-equivalent production (koebd)*

3,863

3,990

4,128

4,170

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

THIRD QUARTER 2003

Third Quarter

Nine Months

2003

2002

2003

2002

Petroleum product sales (kbd)

United States

2,722

2,724

2,668

2,705

Canada

591

596

595

583

Europe

2,096

2,034

2,051

2,023

Asia-Pacific

1,637

1,516

1,669

1,477

Other Non-U.S.

889

893

882

882

Worldwide

7,935

7,763

7,865

7,670

Gasolines, naphthas

3,308

3,253

3,203

3,160

Heating oils, kerosene, diesel

2,360

2,206

2,387

2,254

Aviation fuels

672

728

658

688

Heavy fuels

626

577

631

579

Specialty products

969

999

986

989

Total

7,935

7,763

7,865

7,670

Refinery throughput (kbd)

United States

1,850

1,807

1,783

1,842

Canada

451

467

452

448

Europe

1,598

1,529

1,546

1,537

Asia-Pacific

1,364

1,433

1,405

1,356

Other Non-U.S.

292

242

293

229

Worldwide

5,555

5,478

5,479

5,412

Chemical product revenue

($ millions)

United States

$2,630

$2,249

$7,715

$6,466

Non-U.S.

$3,594

$3,154

$11,054

$8,496

Worldwide

$6,224

$5,403

$18,769

$14,962

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,698

2,849

8,102

8,603

Non-U.S.

3,996

3,807

11,852

11,389

Worldwide

6,694

6,656

19,954

19,992

ATTACHMENT IV

EXXON MOBIL CORPORATION

THIRD QUARTER 2003

(millions of dollars)

Third Quarter

Nine Months

2003

2002

2003

2002

Capital and Exploration Expenditures

Upstream

United States

539

619

1,554

1,773

Non-U.S.

2,440

2,069

7,130

5,740

Total

2,979

2,688

8,684

7,513

Downstream

United States

312

257

953

656

Non-U.S.

356

377

1,009

955

Total

668

634

1,962

1,611

Chemicals, administrative and

discontinued operations

United States

94

139

264

469

Non-U.S.

97

102

255

337

Total

191

241

519

806

Worldwide

$3,838

$3,563

$11,165

$9,930

Exploration expenses charged to income

included above

Consolidated affiliates

United States

38

49

112

163

Non-U.S.

184

107

429

430

Equity companies - ExxonMobil share

United States

0

0

1

0

Non-U.S.

3

0

19

6

Worldwide

$225

$156

$561

$599

Note -- Prior periods amounts include reclassifications to reflect the previously announced change in segment reporting. Capital and exploration expenditures of divested coal and copper mining businesses are reported as discontinued operations.

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

1999

-

First Quarter

1,484

0.21

-

Second Quarter

1,954

0.29

-

Third Quarter

2,188

0.31

-

Fourth Quarter

2,284

0.33

Year

$7,910

$1.14

2000

-

First Quarter

3,480

0.50

-

Second Quarter

4,530

0.66

-

Third Quarter

4,490

0.63

-

Fourth Quarter

5,220

0.76

Year

$17,720

$2.55

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55